EXHIBIT 2.2





MALLESONS STEPHEN JAQUES
     SOLICITORS





                                   DEED OF APPOINTMENT
                                   DATED: 20 February 2002
                                   -----------------------

                                   National Australia Bank Limited ("Bank")
                                   Anthony Milton Sims and Neil Geoffrey
                                        Singleton ("Receivers")









                                   Mallesons Stephen Jaques
                                   Solicitors
                                   Level 60
                                   Governor Phillip Tower
                                   1 Farrer Place
                                   Sydney NSW 2000
                                   Telephone (612) 9296 2000
                                   Fax (612) 9296 3899
                                   DX 113 Sydney





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DEED OF APPOINTMENT
CONTENTS



--------------------------------------------------------------------------------
1    Appointment of Receivers                                              2

1.1  Appointment                                                           2
1.2  Joint and Several                                                     2
1.3  Acceptance of Appointment                                             2
--------------------------------------------------------------------------------
2    Miscellaneous Terms                                                   2

2.1  Counterparts                                                          2
2.2  Applicable law                                                        2
--------------------------------------------------------------------------------
3    Interpretation                                                        2

3.1  Definitions                                                           2
3.2  Terms not otherwise defined                                           3
3.3  References to certain general terms                                   3
3.4  Number                                                                3
3.5  Headings                                                              3





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DEED OF APPOINTMENT
DETAILS


Interpretation - definitions are at the end of the General terms

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Parties             Bank and Receivers as identified below
--------------------------------------------------------------------------------
Bank                Name           National Australia Bank Limited

                    ABN            ABN 12 004 044 937

                    Address        Level 26
                                   255 George Street
                                   Sydney NSW  2000

                    Attention      Head of Asset Structuring
--------------------------------------------------------------------------------
Receivers           Name           Anthony Milton Sims and Neil Geoffrey
                                   Singleton

                    Address        Sims Lockwood
                                   Level 24
                                   Australia Square
                                   264 George Street
                                   Sydney NSW  2000
--------------------------------------------------------------------------------
Governing law                      New South Wales
--------------------------------------------------------------------------------
Date of deed                       See Signing page

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DEED OF APPOINTMENT
GENERAL TERMS


--------------------------------------------------------------------------------
1.   Appointment of Receivers

1.1  Appointment

     The Bank, being entitled under the powers conferred upon it by the Charge, appoints the Receivers to be the receivers and managers of the Secured Property with all the powers conferred upon receivers and managers by the Charge or any other means.

1.2  Joint and Several

     The rights, powers and remedies of the Receivers may be exercised by them jointly and severally.

1.3  Acceptance of Appointment

     The Receivers agree to accept the appointment.
--------------------------------------------------------------------------------
2.   Miscellaneous Terms

2.1  Counterparts

     This deed may consist of a number of copies, each singed by one for more parties to the deed. If so, the signed copies are treated as making up the one document.

2.2  Applicable law

     This deed is governed by the law in force in the place specified in the Details. The Bank and the Receivers submit to the non-exclusive jurisdiction of the courts of that place.
--------------------------------------------------------------------------------
3.   Interpretation

3.1  Definition

     These meanings apply unless the contrary intention appears:

     Charge means the debenture between the Company and the Bank dated 21 March 1996 (ASIC number 536851).

     Company means 003 908 325 Pty Limited (ACN 003 908 325), formerly known as SVI Retail Pty Limited, SVI Systems Australia Pty Limited, SVI Retail (Australia) Pty Limited, Divergent Technologies Pty Limited and Divergent Solutions Pty Limited.

     Details means the section of this deed headed "Details".
--------------------------------------------------------------------------------

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     Secured Property means the undertaking of the Company and all of its property and assets whatsoever and whosesoever both present and future including, without limitation, the goodwill of the business, its called but unpaid and uncalled Capital and all of the Company's Intellectual Property Rights.

3.2  Terms not otherwise defined

     Terms beginning in capital letters that are not defined in this deed have the same meaning as those terms have in the Charge.

3.3  References to certain general terms

     Unless the contrary intention appears, a reference in this deed to:

     (a) anything (including an amount) is a reference to the who and each Part of it;

     (b) a document (including this deed) includes any variation or replacement of it;

     (c) the words "including", "for example" or "such as" when introducing an example, do not limit the meaning of the words to which the example relates to that example or examples of a similar kind.

3.4  Number

     The singular includes the plural and vice versa.

3.5  Headings

     Headings are for convenience only and do not affect the interpretation of this deed.

EXECUTED as a deed

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DEED OF APPOINTMENT
SIGNING PAGE



DATED:

SIGNED, SEALED AND
DELIVERED by


as attorneys for NATIONAL                  )
AUSTRALIA BANK LIMITED                     )
(ABN 12 004 044 937) under power           )
of attorney registered book 3834 mo 549    )    /S/
in the presence of:                        )    --------------------------
                                           )    By executing this deed the
                                           )    attorney states that the
/S/ John Vasselue                          )    attorney has received no
------------------------                   )    notice of revocation of the
Signature of witness                       )    power of attorney
                                           )
John Vasselue                              )
------------------------                   )
Name of witness (block letters)            )
                                           )
255 Ceorce St. Sydney                      )
------------------------                   )
Address of witness                         )
                                           )
Bank Manager                               )    /S/
------------------------                   )    --------------------------
Occupation of witness                      )    By executing this deed the
                                                attorney states that the
                                                attorney has received no
                                                notice of revocation of the
                                                power of attorney
SIGNED, SEALED AND                         )
DELIVERED by ANTHONY                       )
MILTON SIMS in the presence of             )
                                           )
/S/ John Vasselue                          )
------------------------                   )
Signature of witness                       )
                                           )
John Vasselue                              )
------------------------                   )
Name of witness (block letters)            )
                                           )
255 Ceorce St. Sydney                      )
------------------------                   )    /S/ Anthony Milton Sims
Address of witness                         )    -------------------------
                                           )    Signature of Anthony Milton Sims
Bank Manager                               )
------------------------                   )
Occupation of witness                      )

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SIGNED, SEALED AND                         )
DELIVERED by NEIL                          )
GEOFFREY SINGLETON in                      )
the presence of :                          )
                                           )
/S/ John Vasselue                          )
------------------------                   )
Signature of witness                       )
                                           )
John Vasselue                              )
------------------------                   )
Name of witness (block letters)            )
                                           )
255 Ceorce St. Sydney                      )
------------------------                   )
Address of witness                         )
                                           )
Bank Manager                               )
------------------------                   )
Occupation of witness                      )




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